SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         August 28, 2001
                         Date of Report

                         August 16, 2001
                (Date of Earliest Event Reported)

                   TRADING SOLUTIONS.COM, INC.
     (Exact Name of Registrant as Specified in its Charter)


Nevada                   333-85787           88-0425691
(State or other    (Commission File No.)  (IRS Employer I.D. No.)
Jurisdiction)

        2 Rodeo Court, Toronto, Ontario  Canada  M2M  4M3
            (Address of Principal Executive Offices)

                          416-512-2356
                  Registrant's Telephone Number


  (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

     Pursuant to an Exchange Agreement dated August 18, 2001 between the Company and Springland Beverages, Inc., 15,542,500 shares of the Company were exchanged for all of the issued and outstanding shares of Springland Beverages, Inc. making Springland Beverages, Inc. a wholly owned subsidiary of the Company. This transaction created a change in control of the Company. Mr. Ralph Moyal received 15,000,000 of the exchanged shares placing him in a position of owning 81.5% of the Company. Also, pursuant to the Exchange Agreement, Mr. Moyal will become a director of the Company and the current officers and directors will resign. In addition to the shares issued, 602,772 warrants were issued to the shareholders of Springland Beverages, Inc. to purchase an equal number of the Company's shares. The warrants expire September 16, 2001.

Item 2.  Acquisition or Disposition of Assets.

     Pursuant to an Exchange Agreement dated August 18, 2001 between the Company and Springland Beverages, Inc., 15,542,500 shares of the Company were exchanged for all of the issued and outstanding shares of Springland Beverages, Inc. making Springland Beverages, Inc. a wholly owned subsidiary of the Company. The shares were issued to the seven original shareholders of Springland Beverages, Inc. In addition to the shares issued, 602,772 warrants were issued to the shareholders of Springland Beverages, Inc. to purchase an equal number of the Company's shares. The warrants expire September 16, 2001.

     The Company will pursue the bottled water and related beverage market through Springland Beverages, Inc. The Company's new address is 2 Rodeo Court, Toronto, Ontario Canada M2M 4M3, telephone 416-512-2356. The email address rmoyal@idirect.com.

Business of the Company

     The Company will operate through its wholly owned subsidiary, Springland Beverages, Inc., an Ontario corporation.
Springland intends to supply natural spring water and water related beverages, initially in the U.S. market but eventually as a global operation.

     Springland has secured an option to purchase land on which an existing certified and approved source of natural spring water exists. Additionally, the Company has registered the trademarks "Springland" and "Aurora" in both the United States and Canada. The Company is in the process of negotiating the purchase of an operating beverage plant. The Company intends to identify operating beverage and beverage related companies for future acquisitions.

     Natural spring water is defined by the U. S. Food and Drug Administration as "bottled water derived from an underground formation from which water flows naturally to the surface of the earth." Springland's potential source of water meets this definition as evidenced by studies conducted on the lands including a reporting letter from the Ontario Ministry of the Environment. The water source the is under the option held by Springland is located on approximately 62 acres with two major spings. The Ontario Ministry of the Environment has issued permits allowing for 150,000 imperial gallons per day for 300 days on an annual basis. The permits were originally issued in 1984 and subsequently renewed in 1993 until the year 2003.

     In the realm of nonalcoholic drinks, consumers spend more money on carbonated soft drinks than anything else. The sector is dominated by three major competitors that together control nearly 80% of the global market. Coca-Cola controls approximately 50% of the market, followed by Pepsi at about 21% and Cadbury Schweppes at 7%. For many years the nonalcoholic sector has engaged in a power struggle between the Cola War principals, Coke and Pepsi. The industry giants have begun looking to the non-carbonated beverage sector and relying on new product introduction for growth.

     World wide consumption of natural spring water is a $35 billion market. In the U.S. water sales rose 13.9% in 1999 to $5.2 billion according to Beverage Marketing Corporation. The bottled water market is divided into two distinct categories: non-carbonated which accounts for approximately 91% of bottled water sales and carbonated which accounts for approximately 9% of bottled water sales. Bottled water continues to have increased sales. In 2000, the segment rose some 28%. Sales volume rose 8.3% to 5 billion gallons, twice what it was in 1992. Wholesale dollars increased 9.3%. Currently, per capita consumption of bottled water is at an all time high of 18.2 gallons.

     Following the acquisition of an operating plant, the Company plans to initiate an aggressive marketing campaign to establish the Springland name. The Company will strive for corporate brand identification by increasing exposure within the water and water related industry. The Company intends to develop sales literature, demonstration materials and direct response promotions. In addition, the Company intends to use direct mail, fax and telemarketing campaigns for sales generation. The Company recognizes that advertising and promotion must be done aggressively in order to accomplish sales goals. Along with ad campaigns, the Company will release key press releases and reports to appropriate journals and market specific trade shows. Trade show marketing may include informational brochures and giveaways.

Facilities

     Until such time as the Company complete a plant acquisition, the President of the Company, Ralph Moyal is providing office space at no cost to the Company. The address is 2 Rodeo Court, Toronto, Ontario Canada M2M 4M3, telephone 416-512-2356.

Management

     Effective September 7, 2001, Mr. Ralph Moyal will be the sole officer and director. Mr. Moyal was the Chief Executive and then later was the Chairman of Blue Mountain Beverages and founder of Distribution Canada, Inc. In 1995 he retired as the President of Blue Mountain Beverages and has been self employed since that time. He has over 30 years in the food and beverage industry and was selected two years consecutively as Ontario's Top 100 Entrepreneurs by the Ontario Business Journal.

      Until such time as the Company begins operations and generates revenue, Mr. Moyal will not receive any salary or compensation other than reimbursement for expenses on behalf of the Company.

Item 4.  Changes in Registrant's Certifying Accountant

     The Company's independent auditor for the years ended March 30, 2000 and 2001 was Richard Hawkins of Hawkins Accounting. In August 2001, the Company terminated the engagement of Hawkins Accounting as its independent auditor to lower expenses and provide an auditor located closer to the Company. The Board of Directors researched and approved the accounting firm of Freedman & Goldberg to serve as independent auditor of the Company for the year ended September 30, 2001 and any interim periods. The Company has been advised that neither Freedman
& Goldberg nor any of their members or associates has any relationship with the Company or any of its affiliates, except in the firm's proposed capacity as the Company's independent auditor.

     During the fiscal years ended March 30, 2000 and 2001, and any subsequent interim periods, the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion from the Company's former independent auditor, and were not modified as to uncertainty, audit scope, or accounting principles, except the reports issued by Hawkins Accounting contained a statement expressing doubt about the ability of the Company to continue as a going concern due to its status as a development stage company with no significant operating results. During the year ended March 30, 2000, and from that date to the present, there were no disagreements with the former independent auditor on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure which, if not resolved to the former independent auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its audit report.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

     Interim Financial Statements as of  June 30, 2001 (unaudited)
          To be filed within 60 days

     Interim Financial Statements as of March 31, 2001 (unaudited)
          Notice to Reader
          Interim Balance Sheet as of March 31, 2001
          Interim Statement of Deficit for the Period October 1,
           2000 to March 31, 2001
          Interim Statement of Loss for the Period October 1,
           2000 to March 31, 2001
          Notes to Interim Financial Statements

     Audited Financial Statements as of September 30, 2000
          Auditors Report
          Balance Sheet as of September 30, 2000
          Statement of Deficit for the Year Ended September 30, 2000 Statement of Loss for the Year Ended September 30, 2000
          Statement of Cash Flows for the Year Ended September 30, 2000 Notes to Financial Statements

     Audited Financial Statements as of September 30, 1999
          Auditors Report
          Balance Sheet as of September 30, 1999
          Statement of Deficit for the Year Ended September 30, 1999 Statement of Loss for the Year Ended September 30, 1999
          Statement of Cash Flows for the Year Ended September 30, 1999 Notes to Financial Statements

         (b)  Pro Forma Financial Information.

              To be filed within 60 days.

         (c)  Exhibits.

Exhibit   SEC                 Description of Exhibit
Number    Reference

     1         2              Exchange Agreement
     3         16             Letter on Change in Certifying Accountant

Item 8.  Change in Fiscal Year.

     On August 28, 2001, the Board of Directors determined it is in the Company's best interest to change its fiscal year to be the same as its wholly owned subsidiary. Therefore, the Company will change its fiscal year from March 31 to September 30. The Form 10-KSB for the period ending September 30, 2001 will cover the transition period.

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2001              TRADING SOLUTIONS.COM, INC.

                                   By:/s/ Ralph Moyal
                                   Ralph Moyal,  President

GOLDBAND                     Philip  Goldband,  B.  Comm., C.A., CFP
  &                          Jeff  Goldberg, B.B.A., M.B.A., C.A.
GOLDBERG, LLP                Leon Elmaleh, B.B.A., C.A.
                             David Levine, BSc., B. Comm., C.A., Principal

CHARTERED      15 Coldwater Road Toranto, Ontario M3B 1Y8
ACCOUNTANTS    Tel.(416)441-9292 Fax.(416)441-2766 Website: www.ggca.com

                        NOTICE TO READER

We have compiled the interim balance sheet of Springland Beverages Inc. as at March 31, 2001 and the interim statements of loss and deficit for the period October 1, 2000 to March 31, 2001 from information provided by management. We have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purpose.

                                        /s/ Goldband & Goldberg, LLP
TORONTO, June 13, 2001                  CHARTERED ACCOUNTANTS

Represented in the United States by a member firm of L A. L. P A.

                     SPRINGLAND BEVERAGES IN

                      INTERIM BALANCE SHEET

                         MARCH 31, 2001

               (Unaudited - See Notice to Reader)

                             ASSETS

                                             March 31   September 30
                                               2001          2000
                                             (6 Months)  (12 months)
Current

      Bank                                 $    3,400  $    6,430
      Deposit on land                          75,000      75,000
      Prepaid and sundry assets                 2,492       1,946
                                               80,892      83,376

Other (Note 1)                                 26,838      24,406

                                            $ 107,730   $ 107,782

                           LIABILITIES

Current

Accounts payable and accrued liabilities    $  13,706   $   8,820
Advances  from  director                       20,965      16,525
                                               34,671      25,345

                      SHAREHOLDERS' EQUITY

Capital  Stock (Note  2)                      110,001     110,001

Deficit                                       (36,942)    (27,564)
                                               73,059      82,437
                                            $ 107,730   $ 107,782

                    SPRINGLAND BEVERAGES IN.

                  INTERIM STATEMENT OF DEFICIT

        FOR THE PERIOD OCTOBER 1, 2000 TO MARCH 31, 2001

               (Unaudited - See Notice to Reader)


                                            March 31   September 30
                                              2001         2000
                                           (6 Months) (12 months)

Deficit, beginning of period              $   27,564   $   5,684

Net loss                                       9,378      21,880

Deficit, end of period                    $   36,942   $  27,564

                    SPRINGLAND BEVERAGES INC.

                    INTERIM STATEMENT OF LOSS

        FOR THE PERIOD OCTOBER 1, 2000 TO MARCH 31, 2001

               (Unaudited - See Notice to Reader)



                             March 31   September 30
                               2001        2000
                            (6 Months) (12 months)

REVENUE                      $     -    $      -

EXPENSES

 Advertising and promotion       734       2,229
 Amortization                    558         634
 Office and general            1,545       2,402
 Professional fees             3,160      10,069
 Rent                          1,500       3,000
 Telephone                       734       1,784
 Travel                        1,147       1,762

                               9,378      21,880

NET LOSS                     $(9,378)   $(21,880)

                    SPRINGLAND BEVERAGES INC.

              NOTES TO INTERIM FINANCIAL STATEMENTS

                         MARCH 31, 2001

1. OTHER

                                                 March 31    September 30
                                  Accumulated      2001         2000
                           Cost   Amortization      Net          Net

 Trademark            $   11,978    $    677    $  11,301    $   8,460
 Deferred legal costs     16,355         818        5,537       15,946

                      $   28,333    $  1,495    $  26,838    $  24,406

2. CAPITAL STOCK

     Authorized

     Unlimited   Common shares

     Unlimited   Preference shares

     Issued

     550,001   Common shares for consideration of 110,001.

GOLDBAND                    Philip Goldband, B.Comm., C.A., CFP
   &                        Jeff Goldberg, B.B.A., M.B.A., C.A.
GOLDBERG, LLP               Leon Elmaleh, B.B.A., C.A.
                            David Levine, BSc., B. Comm., C.A., Principal

CHARTERED      15 Coldwater Road Toranto, Ontario M3B 1Y8
ACCOUNTANTS    Tel.(416)441-9292 Fax.(416)441-2766 Website: www.ggca.com

     To the Shareholders of
     Springland Beverages Inc.


               AUDITORS'REPORT

We have audited the balance sheet of Springland Beverages Inc. as at September 30, 2000 and the statements of loss, deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at September 30, 2000 and the results of its operations and its cash flows for the year then ended in accordance with generally accepted accounting principles.

TORONTO, April 12,2001   CHARTERED ACCOUNTANTS

Represented in the United States by a member firm of I.A.L.P.A.

                    SPRINGLAND BEVERAGES INC.

                          BALANCE SHEET

                        SEPTEMBER 30,2000

                             ASSETS

                                               2000           1999
Current

     Bank                                   $     6,430    $     650
     Deposit on land                             75,000            -
     Prepaid and sundry assets                    1,946            -
                                                 83,376          650
Other (Note 3)                                   24,406        6,113

                                             $  107,782    $   6,763

                           LIABILITIES

Current

Accounts payable and accrued liabilities     $    8,820    $   6,243
Advances from shareholder (Note 4)               16,525        6,203
                                                 25,345       12,446

                      SHAREHOLDERS' EQUITY

Capital Stock (Note 5)                          110,001            1

Deficit                                         (27,564)      (5,684)
                                                 82,437       (5,683)

                                             $  107,782    $   6,763

APPROVED ON BEHALF OF THE BOARD:

_____________________________________   Director

_____________________________________   Director

                    SPRINGLAND BEVERAGES INC.

                      STATEMENT OF DEFICIT

              FOR THE YEAR ENDED SEPTEMBER 30,2000

                                      2000        1999
Deficit, beginning of year         $  5,684    $   4,178

Net loss                             21,880        1,506

Deficit, end of year               $ 27,564    $   5,684

                    SPRINGLAND BEVERAGES INC.

                        STATEMENT OF LOSS

              FOR THE YEAR ENDED SEPTEMBER 30,2000

                              2000       1999

REVENUE                     $      -    $      -

EXPENSES

Advertising and promotion      2,229           -
Amortization                     634         161
Office and general             2,402           -
Professional fees             10,069       1,345
Rent                           3,000           -
Telephone                      1,784           -
Travel                         1,762           -
                              21,880       1,506

NET LOSS                    $(21,880)   $ (1,506)

                    SPRINGLAND BEVERAGES INC.

                     STATEMENT OF CASH FLOWS

              FOR THE YEAR ENDED SEPTEMBER 30,2000

                                                2000           1999
NET INFLOW (OUTFLOW) OF CASH RELATED
TO THE FOLLOWING ACTIVITIES

OPERATING
 Cash from operations
  Net loss                                    $ (21,880)  $ (1,506)
  Charges to earnings not involving cash:
    Amortization                                    634        161
                                                (21,246)    (1,345)
      Net change in non-cash working capital
       balances related to operations (Note 6)  (64,413)     3,376
                                                (85,659)     2,031

FINANCING

Issuance of common shares                       110,000          -

INVESTING

 Increase in other assets                       (18,928)    (2,639)

CHANGE IN CASH DURING THE YEAR                    5,413       (608)

CASH, beginning of year                             650      1,258

CASH, end of year                            $    6,063   $    650

                    SPRINGLAND BEVERAGES INC.

                  NOTES TO FINANCIAL STATEMENTS

                        SEPTEMBER 30,2000

1. FINANCIAL STATEMENTS

The company was incorporated under the laws of the Province of Ontario on February 19, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

Intangibles - Trademarks

The trademark "SPRINGLAND" was registered in July 1999. Trademark costs are being amortized on a straight-line basis over 40 years.

Intangibles - Deferred Legal Costs

Deferred legal costs represent legal fees incurred to date in order to accomplish a potential Initial Public Offering (IPO).
These fees are being amortized on a straight-line basis over 20 years.

Foreign Currency Translation

Monetary assets and liabilities are translated into Canadian dollars at year end exchange rates. Revenue and expense items are translated at average rates of exchange during the period.
Resulting exchange gains or losses are included in earnings.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

3. OTHER

                                Accumulated    2000         1999
                         Cost   Amortization    Net          Net
Trademark             $  8,987   $      527   $  8,460   $  6,113
Deferred legal costs    16,355          409     15,946          -
                      $ 25,342   $      936   $ 24,406   $  6,113

                    SPRINGLAND BEVERAGES INC.

                  NOTES TO FINANCIAL STATEMENTS

                        SEPTEMBER 30,2000

4. ADVANCES FROM SHAREHOLDER

Advances from the controlling shareholder of the company are non-interest bearing, due on demand and are unsecured.

5. CAPITAL STOCK

Authorized

Unlimited   Common shares
Unlimited   Preference shares

Issued

550,001   Common shares for consideration of $ 110,00 1.

During the year the company issued 550,000 common shares and 611,110 warrants out of treasury for $ 110,000. Each warrant entitles the holder to purchase an additional common share for 50 cents for a period of 2 years following the expiration of any statutory holding period.

6. NET CHANGE IN NON-CASH WORKING CAPITAL

                                           2000      1999

Deposit on land                          $ (75,000)  $      -
Prepaid and sundry assets                   (1,946)         -
Accounts payable and accrued liabilities     2,577      2,751
Advances from shareholder                    9,956        625
                                         $ (64,413)  $  3,376

7. FINANCIAL INSTRUMENTS

The company's short-term financial instruments comprising cash, deposit on land, prepaid and sundry assets, accounts payable and accrued liabilities and advances from shareholder are carried at cost, which, due to their short term nature, approximates their fair value.

GOLDBAND                           Philip Goldband, B. Comm., C.A., CFP
  &                                Jeff Goldberg, B.B.A., M.B.A., C.A.
GOLDBERG  LLP                      Leon Elmaleh,  B.B. A.,C.A.

CHARTERED    15 Coldwater Road Toronto, Ontario M3B 1Y8
ACCOUNTANTS  Tel.(416)441-9292 Fax(416)441-2766 Website: www.ggca

     To the Shareholder of
     Springland Beverages Inc.


                         AUDITORS'REPORT

We have audited the balance sheet of Springland Beverages Inc. as at September 30, 1999 and the statements of loss, deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at September 30, 1999 and the results of its operations and its cash flows for the year then ended in accordance with generally accepted accounting principles.


DON MILLS, November 16,1999             CHARTERED ACCOUNTANTS

                    SPRINGLAND BEVERAGES INC.
                          BALANCE SHEET

                        SEPTEMBER 30,1999

                             ASSETS

                                             1999           1998
Current

Bank                                        $     650   $   1,258

Other (Note 3)                                  6,113       3,635

                                            $   6,763    $  3,493

                           LIABILITIES

Current

Accounts  payable  and accrued liabilities  $   6,244    $  3,493
Advances   from  shareholder  (Note 4)          6,202       5,577
                                               12,446       9,070

                    SHAREHOLDER'S DEFICIENCY

Capital   Stock   (Note 5)                          1           1
Deficit                                        (5,684)     (4,178)
                                               (5,683)     (4,177)

                                            $   6,763    $  4,893

APPROVED ON BEHALF OF THE BOARD:

______________________________________   Director
______________________________________   Director

                    SPRINGLAND BEVERAGES INC.
                      STATEMENT OF DEFICIT
              FOR THE YEAR ENDED SEPTEMBER 30,1999

                              1999           1998

Deficit, beginning of year   $   4,178    $   2,425

Net loss                         1,506        1,753

Deficit, end of year         $   5,684    $   4,178

                    SPRINGLAND BEVERAGES INC.

                        STATEMENT OF LOSS

              FOR THE YEAR ENDED SEPTEMBER 30,1999

                              1999           1998
REVENUE                      $       -    $        -

EXPENSES

Amortization                       161            95
Interest and bank charges          145           120
Office and general                   -           338
Professional fees                1,200         1,200
                                 1,506         1,753

NET LOSS                      $  1,506     $   1,753

                    SPRINGLAND BEVERAGES INC.

                     STATEMENT OF CASH FLOWS

              FOR THE YEAR ENDED SEPTEMBER 30,1999

                                                 1999       1998

NET INFLOW (OUTFLOW) OF CASH RELATED
TO THE FOLLOWING ACTIVITIES
OPERATING
 Cash from operations
   Net loss                                 $   (1,506)  $ (1,753)
    Charges to earnings not involving cash:
      Amortization                                 161         95
                                                (1,345)    (1,658)
     Net change in non-cash working capital
     balances  related to operations (Note 6)    3,376      2,481
                                                 2,031        823

INVESTING

     Increase in other assets                   (2,639)      (812)

      CHANGE IN CASH DURING THE YEAR              (608)        11

       CASH, beginning of year                   1,258      1,247

       CASH, end of year                    $      650   $  1,258

                    SPRINGLAND BEVERAGES INC.

                  NOTES TO FINANCIAL STATEMENTS

                        SEPTEMBER 30,1999

1. FINANCIAL STATEMENTS

The company was incorporated under the laws of the Province of Ontario on February 19, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

Intangibles

The trademark "SPRINGLAND" was registered in July 1999. Trademark costs are being amortized on a straight-line basis over 40 years.

3. OTHER
                            Accumulated     1999       1998
                   Cost    Amortization      Net        Net
Trademark       $  6,414    $     301    $  6,113  $   3,635

4. ADVANCES FROM SHAREHOLDER

Advances from the shareholder of the company are non-interest bearing, due on demand and are unsecured.

5. CAPITAL STOCK

Authorized

Unlimited   Common shares
Unlimited   Preference shares

Issued

15,000,000     Common shares for consideration of $ 1.

                    SPRINGLAND BEVERAGES INC.

                  NOTES TO FINANCIAL STATEMENTS

                        SEPTEMBER 30,1999

6. NET CHANGE IN NON-CASH WORKING CAPITAL

                                   1999            1998
Accounts payable and accrued liabilities  $   2,751   $    830
Advances from shareholder                       625      1,651
                                          $   3,376   $  2,481
7. SUBSEQUENT EVENTS

Subsequent to the year end, the Company issued 550,000 common shares and 611,110 warrants out of treasury for $ 110,000. Each warrant entitles the holder to purchase an additional common share for 50 cents for a period of 2 years following the expiration of any statutory holding period.

8. YEAR 2000 READINESS

The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Data-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor issues to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of affiliates, suppliers, or other third parties will be fully resolved. The Company, however has evaluated their systems and feel that they will be compatible with the Year 2000.

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